                                                                   EXHIBIT 99(C)
                  [FORM OF INTERNATIONAL PAPER'S PROXY CARDS]

   The Board of Directors of International Paper recommends a vote FOR:

1. Approval of the issuance of shares of common stock, par value $1.00 per share, of International Paper to stockholders of Union Camp Corporation pursuant to the Agreement and Plan of Merger dated as of November 24, 1998, among Union Camp, a Virginia corporation, International Paper and Maple Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of International Paper. The merger agreement is attached to the accompanying Joint Proxy Statement/Prospectus as Annex A.

                    FOR    [ ]                     AGAINST    [
                        ]                     ABSTAIN    [ ]

2. Approval of an amendment to International Paper's restated certificate of incorporation increasing the number of authorized International Paper common stock, par value $1.00 per share from 400,000,000 to 1,000,000,000 shares as contemplated by the merger agreement.

                    FOR    [ ]                     AGAINST    [
                        ]                     ABSTAIN    [ ]

NOTE THAT APPROVAL OF THE SHARE ISSUANCE PROPOSAL (PROPOSAL 1) IS CONDITIONED ON THE APPROVAL OF THE AMENDMENT PROPOSAL (PROPOSAL 2), BUT APPROVAL OF THE AMENDMENT PROPOSAL IS NOT CONDITIONED ON APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

** PLEASE RETURN YOUR PROXY OR IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE
                             INSTRUCTIONS BELOW **

                                             In their discretion, the
                                             proxies are authorized to
                                             vote upon such other
                                             business as may property
                                             come before the meeting.

Signature(s)                                                   Date -------------------------------
------------------------------------------------------------
Note Please sign as name appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                          S                          S
                              FOLD AND DETACH HERE
                               VOTE BY TELEPHONE
                             QUICK  EASY  IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on BOTH proposals: Press
1

              When asked, please confirm your vote by pressing 1.

OPTION #2: To vote AGAINST BOTH proposals: Press 2

              When asked, please confirm your vote by pressing 1.

OPTION #3: If you choose to vote on each proposal separately, press 0. Remember, the merger cannot take place unless you vote FOR both proposals. You will hear these instructions:

     Proposal 1:  To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, PRESS 0.

     Proposal 2:  To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, PRESS 0.

              When asked, please confirm your vote by pressing 1.

        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE.

       Call Toll Free On a Touch Tone Telephone

            1-800-840-1208           ANYTIME

       There is NO CHARGE to you for this call.

                           [INTERNATIONAL PAPER LOGO]

TO PARTICIPANTS IN THE SALARIED SAVINGS PLAN, RETIREMENT SAVINGS PLAN AND HOURLY SAVINGS PLAN OF INTERNATIONAL PAPER COMPANY:

As a participant in the Plan(s), with full shares of International Paper's common stock allocated to your account as of March 18, 1999, you may instruct the Trustee how to vote such shares at the Special Meeting of Shareholders to be held April 30, 1999. The Board of Directors proxy statement is enclosed.

Your instructions to the Trustee will be held in strict confidence and will be made available only to the inspectors of election, none of whom is an employee of International Paper. Under the terms of the Plan(s), you have the right to give voting instructions for all shares allocated to your account whether or not you have a vested interest in those shares. Please use the voting instruction card on the reverse to give your instructions.

Any shares held by the Trustee for which it has not received voting instructions by April 20, 1999 will be voted by the Trustee in its discretion consistent with its fiduciary duties. Any shares held by the Trustee for which it has been instructed to sign the Board of Directors proxy, with no additional instructions to the contrary indicated, will be voted as follows: FOR Item 1 and FOR Item 2.

                                         STATE STREET BANK & TRUST CO.,
                                           Trustee

                          S                          S
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                    PLEASE VOTE

   The Board of Directors of International Paper recommends a vote FOR:

1. Approval of the issuance of shares of common stock, par value $1.00 per share, of International Paper to stockholders of Union Camp Corporation pursuant to the Agreement and Plan of Merger dated as of November 24, 1998, among Union Camp, a Virginia corporation, International Paper and Maple Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of International Paper. The merger agreement is attached to the accompanying Joint Proxy Statement/Prospectus as Annex A.

FOR    [ ]                     AGAINST    [ ]                     ABSTAIN    [ ]

2. Approval of an amendment to International Paper's restated certificate of incorporation increasing the number of authorized International Paper common stock, par value $1.00 per share from 400,000,000 to 1,000,000,000 shares as contemplated by the merger agreement.

FOR    [ ]                     AGAINST    [ ]                     ABSTAIN    [ ]

NOTE THAT APPROVAL OF THE SHARE ISSUANCE PROPOSAL (PROPOSAL 1) IS CONDITIONED ON THE APPROVAL OF THE AMENDMENT PROPOSAL (PROPOSAL 2), BUT APPROVAL OF THE AMENDMENT PROPOSAL IS NOT CONDITIONED ON APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

** PLEASE RETURN YOUR PROXY OR IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE
                             INSTRUCTIONS BELOW **

                                                TRUSTEE AUTHORIZATION
                                             I hereby authorize State
                                             Street Bank & Trust Co. as
                                             Trustee under the Salaried
                                             Savings Plan, Retirement
                                             Savings Plan and Hourly
                                             Savings Plan to vote the
                                             shares of Common Stock held
                                             for my account under said
                                             Plan(s) at the Special
                                             Meeting in accordance with
                                             the instructions given
                                             above. State Street Bank &
                                             Trust Co., Trustee, has
                                             appointed Chase Mellon
                                             Shareholder Services L.L.C.
                                             as Agent to tally the votes.

Signature(s)                                                   Date -------------------------------
------------------------------------------------------------
Note Please sign as name appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                          S                          S
                              FOLD AND DETACH HERE
                               VOTE BY TELEPHONE
                             QUICK  EASY  IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on BOTH proposals: Press
1

              When asked, please confirm your vote by pressing 1.

OPTION #2: To vote AGAINST BOTH proposals: Press 2

              When asked, please confirm your vote by pressing 1.

OPTION #3: If you choose to vote on each proposal separately, press 0. Remember, the merger cannot take place unless you vote FOR both proposals. You will hear these instructions:

     Proposal 1:  To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, PRESS 0.

     Proposal 2:  To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, PRESS 0.

              When asked, please confirm your vote by pressing 1.

        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE.

       Call Toll Free On a Touch Tone Telephone

            1-800-840-1208           ANYTIME

       There is NO CHARGE to you for this call.

                           [INTERNATIONAL PAPER LOGO]

TWO MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577

------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR ITEM 1 AND FOR ITEM 2, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED.

The undersigned hereby appoints John T. Dillon and C. Wesley Smith, jointly or individually, proxies with power of substitution to vote all shares the undersigned is entitled to vote at the Special Meeting of Shareholders on April 30, 1999 or adjournment thereof. The proxies are instructed as indicated on the reverse side. This proxy revokes all prior proxies given by the undersigned.

Please sign on the reverse side exactly as name or names appear there. If stock is held in name of joint holders, each should sign. If you are signing as trustee, executor, etc., please so indicate.

                            - FOLD AND DETACH HERE -

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                    PLEASE VOTE

                           [INTERNATIONAL PAPER LOGO]


REQUEST FOR ADMITTANCE
To the Secretary:
Please reserve an Admittance Card for me or my duly appointed proxy named herein to attend the Special Meeting of Shareholders of International
Paper Company to be held April 30, 1999 at
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York at 9:00 a.m.
(Admittance Cards may be picked up at the pre-registration desk)

                                                  Please Print
                                                  Shareholder Name ------------------------------------------------------------
To the Secretary:                                 Proxy Holder (if any) --------------------------------------------------------
                                                  Address -----------------------------------------------------------------------
Please reserve an Admittance Card for me or my    City --------------------- State --------------------- Zip
duly appointed proxy named herein to attend the   ---------------------
Special Meeting of Shareholders of International  -------------------------------------------------------------------------------
Paper Company to be held April 30, 1999 at        Shareholder Signature
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York at 9:00 a.m.
(Admittance Cards may be picked up at the
pre-registration desk)

 NOTE: ATTENDANCE WILL BE LIMITED TO SHAREHOLDERS OF RECORD AS OF THE CLOSE OF
                         BUSINESS ON MARCH 18, 1999, OR THEIR
      PROXY HOLDER NAMED HEREIN (NOT TO EXCEED ONE PROXY PER SHAREHOLDER), AND TO GUESTS OF MANAGEMENT.

                                --------------------------------------------------------------
                                BUSINESS REPLY MAIL
                                FIRST-CLASS MAIL     PERMIT NO. 7     PURCHASE, N.Y.
                                --------------------------------------------------------------
                                POSTAGE WILL BE PAID BY ADDRESSEE
                                SECRETARY'S DEPARTMENT
                                INTERNATIONAL PAPER COMPANY
                                2 MANHATTANVILLE RD
                                PURCHASE NY 10577-9985

                                --------------------------------------------------------------   -------------------
                                BUSINESS REPLY MAIL
                                FIRST-CLASS MAIL     PERMIT NO. 7     PURCHASE, N.Y.                  NO POSTAGE
                                --------------------------------------------------------------        NECESSARY
                                POSTAGE WILL BE PAID BY ADDRESSEE                                     IF MAILED
                                                                                                        IN THE
                                SECRETARY'S DEPARTMENT                                              UNITED STATES
                                INTERNATIONAL PAPER COMPANY                                       ------------------
                                2 MANHATTANVILLE RD                                               ------------------
                                PURCHASE NY 10577-9985                                            ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------
                                   ------------------

                                                [INTERNATIONAL PAPER LOGO]
                                                TO: EMPLOYEES IDENTIFIED AS SHAREHOLDERS OF THE COMPANY
NOTICE                                          THE COMPANY'S PROXY STATEMENT/PROSPECTUS IS NOT INCLUDED IN
                                                THIS MAILING BECAUSE IT HAS BEEN SENT TO YOU AS A
                                                SHAREHOLDER OF RECORD.
                                                MARCH 31, 1999

This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Stockholders to be held on April 30, 1999 and will be voted FOR Item 1 and FOR Item 2 if no instructions to the contrary are indicated.

The undersigned appoints JOHN T. DILLON and C. WESLEY SMITH, jointly or individually, proxies with the power of substitution to vote all shares the undersigned is entitled to vote at the Special Meeting of Shareholders on April 30, 1999 or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED STOCKHOLDER. The Board recommends a vote for each of the proposals. To vote in accordance with the Board's recommendations, sign and return this proxy; no boxes need be checked. Your vote is important. Failure to sign and return the Proxy, or attend the Meeting and vote by ballot, will have the same effect as a vote against the merger.

    THE BOARD OF DIRECTORS OF INTERNATIONAL PAPER RECOMMENDS A VOTE FOR BOTH
                                   PROPOSALS:

                                 FOR      AGAINST         ABSTAIN
 1. Approval of the issuance     [ ]        [ ]            [ ]
    of shares of common
    stock, par value $1.00
    per
    share, of International Paper to stockholders of Union Camp
    Corporation pursuant to the Agreement and Plan of Merger
    dated as of November 24, 1998, among Union Camp, a Virginia corporation, International Paper and Maple Acquisition, Inc.,
    a Delaware corporation and wholly owned subsidiary of
    International Paper. The merger agreement is attached to the accompanying Joint Proxy Statement/Prospectus as Annex A.
                                 FOR      AGAINST         ABSTAIN
2. Approval of an amendment      [ ]        [ ]            [ ]
   to International Paper's
   restated certificate of incorporation increasing the number of authorized International Paper common stock, par value $1.00 per share from 400,000,000 to 1,000,000,000 shares as contemplated by the merger agreement.

   NOTE THAT APPROVAL OF THE SHARE ISSUANCE PROPOSAL (PROPOSAL 1) IS CONDITIONED ON THE APPROVAL OF THE AMENDMENT PROPOSAL (PROPOSAL 2), BUT APPROVAL OF THE AMENDMENT PROPOSAL IS NOT CONDITIONED ON APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

                 PLEASE SIGN YOUR NAME(S) ON THE REVERSE SIDE.

                           [INTERNATIONAL PAPER LOGO]
                            TWO MANHATTANVILLE ROAD
                               PURCHASE, NY 10577

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  Please sign exactly as name appears on this card. If stock is held in name of joint holders, each should sign. If you are signing as a trustee, executor, etc., please so indicate.

                                             -----------------------------------
                                             Signature

DATED:
----------------------------------------, 1999
------------------------------------------------------
                                             Signature if held jointly

PLEASE MARK, SIGN, DATE AND MAIL THE CARD PROMPTLY IN THE POSTAGE PREPAID RETURN
                               ENVELOPE PROVIDED.

                                ADMITTANCE  CARD

                                      LOGO

                1999 SPECIAL MEETING OF SHAREHOLDERS

                NEW YORK, NEW YORK

                Please present this card at the entrance to the meeting room. Notice is hereby given that photographs for use in Company publications may be taken at the Special Meeting. Attendees are deemed to have waived any claim with respect to such photographs. No other photographs will be permitted.

                         [UNION CAMP CORPORATION LOGO]